Exhibit 10.29
AMENDMENT
CA, Inc., One CA Plaza, Islandia, New York 11749, tel: +1 631 342 6000
AMENDMENT 1
to the MSP Agreement
March 30, 2006
between
CA, Inc. (“CA”)
and
InterNetwork Experts, Inc. (“MSP”)
CA and MSP agree to amend the terms and conditions of the Agreement effective December 15, 2006 as follows:
1. Exhibit A
Exhibit A is hereby deleted in its entirety and replaced with First Revised Exhibit A attached hereto.
2. Term
The Term of the Agreement is hereby extended through December 14, 2009, subject to the term limitations specified in the First Revised Exhibit A.
3. Semi-Annual True Up
Section 6.3.5 of the MSP Agreement titled Royalty Reporting and Payment is deleted in its entirety and replaced with the below:
“On June 15 and December 15 of each year during the Term, MSP shall report to CA in writing the Actual Use of Network Devices, Active VOIP Ports and Managed Servers (the “Reported Actual Use”) for the preceding six month period. CA shall thereupon review such report and advise MSP of any applicable Supplemental Fees due in excess of the Authorized Use identified on the First Revised Exhibit A. Supplemental Fees will include Authorized Use in excess of the Authorized Use Active for the preceding six month period as well as the Authorized Use in excess of the Authorized Use Base Line for the following six month period in accordance with the Supplemental Fees section of the First Revised Exhibit A. The parties agree that in order to verify the accuracy of MSP’s report, MSP will, at CA’s request upon reasonable notice, grant CA access to each MSP Operations Center (OC) Installation Site, and shall provide any further information as CA may reasonably require.”
4. No Other Terms
The Agreement, this Amendment and its Exhibits and the documents referred to herein comprise the whole Agreement between the parties. In the event of a conflict between the Amendment 1 and the MSP Agreement, the Amendment 1 terms shall prevail. All prior oral or written agreements or representations other than as included in this Agreement are hereby excluded from this Agreement.
THE PARTIES REPRESENT THAT THEY HAVE READ THIS AGREEMENT AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS.

Accepted by: CA, Inc.		InterNetwork Experts, Inc.

Signed:	/s/ Srinivas Manepalli	Signed:	/s/ Mark T. Helz

Name:	Srinivas Manepalli	Name:	Mark T. Helz

Title:	Revenue Manager	Title:	President

Date:	12/28/2006	Date:	12/20/06

CA Initial /s/ SM	MSP Initial /s/ MH

Legally approved by

FIRST REVISED EXHIBIT A

SPECIFICATIONS FOR USAGE OF CA SOFTWARE
Authorized Use – Base Line	Authorized Use – Active
Network Devices (1-10 Ports) = 1,200	Network Device Count (1-10 Ports) = 1,200

Network Devices (11-25 Ports) = 800	Network Device Count (11-25 Ports) = 800

Network Devices (26+ Ports) = 2,000	Network Device Count (26+ Ports) = 2,000

Total Network Device Count = 4,000	Total Network Device Count = 4,000

Active VOIP Ports = 20,000	Active VOIP Ports = 20,000

Managed Servers = 50	Managed Servers = 50

SHIPMENT
CA SOFTWARE - LICENSED PROGRAMS	REQUIRED
Unicenter® Network and Systems Management Managed Resource – Version 11 (Windows)	YES
Unicenter® Management Portal	YES
Unicenter® Network and Systems Management	YES
Unicenter® Network and Systems Management Managed Resource 1-2 Processors-Version 11	YES
Unicenter® ServicePlus Service Desk	YES
Unicenter® ServicePlus Dashboard	YES
Unicenter® Service Desk Knowledge Tools	YES
Unicenter® Service Desk Knowledge Tools User	YES
CA eHealth Distributed X-Large	YES
CA eHealth Distributed Additional Distributed Consoles	YES
CA eHealth E2E Console	YES
CA eHealth for Cisco Call Manager — 500 User License	YES
CA eHealth for Voice — Cisco Unity and Unity Bridge — Platform Level 3	YES
CA eHealth for Voice — Policy Manager Right to Use License	YES
CA eHealth for Voice — Policy Manager Per Node, 1-20 Nodes	YES
CA eHealth for Voice — Voice Quality Monitor Per Agent Base price	YES
CA eHealth for Voice — Voice Quality Monitor Per Agent, 2-4 agents	YES
CA eHealth for Voice — Cisco Call Manager Right to Use	YES
CA eHealth for Voice — Cisco Call Manager Cluster	YES
CA eHealth for Voice — Cisco Call Manager 10,001 – 25,000 RD	YES
CA eHealth Integration for SPECTRUM	YES
CA eHealth Live Health Application	YES
CA eHealth Live Health Upgrade Elements	YES
CA eHealth Remote Poller to Distributed xLarge	YES
CA eHealth Service Availability	YES
CA eHealth Systems Elements	YES
CA System Performance Agent	YES
CA eHealth Traffic Accountant	YES
CA eHealth Trap Exploder	YES
CA Spectrum Infinity NOC Unrestricted Device Management	YES
CA Spectrum Alarm Notification Manager for Infinity/Integrity	YES
CA Spectrum CA Unicenter Gateway	YES
CA Spectrum Configuration Manager for Integrity/Infinity	YES
CA Spectrum Qos Manager for Infinity/Integrity	YES
CA Spectrum Report Manager for Infinity/Integrity	YES
CA Spectrum Report Manager Single Concurrent User License	YES
CA Spectrum Secure Domain Manager	YES
CA Spectrum Secure Domain Connector	YES
CA Spectrum Service Manager for Infinity/Integrity	YES

CA Initial /s/ SM	MSP Initial /s/ MH

Legally approved by

SHIPMENT
CA SOFTWARE - LICENSED PROGRAMS	REQUIRED
CA Spectrum Service Manager Connector	YES
CA Spectrum Service Performance Manager for Infinity/Integrity	YES
CA Spectrum Single Concurrent Administrator License	YES
CA Spectrum Single Concurrent Oneclick Console Operator License	YES
CA Spectrum Single Concurrent User License for Service Manager	YES
CA Spectrum Spectrowatch Editor for Infinity/Integrity	YES
CA eHealth Universal Elements	YES
CA Spectrum Report Manager Connector	YES
CA Spectrum SNMPv3 Management Solution	YES
CA Spectrum Southbound Gateway Unlimited	YES
CA CMDB Application Server	YES
CA CMDB Full License	YES
PRODUCT DELIVERY
Any CA Software identified with “NO” under the heading entitled “Shipment Required” above was previously delivered to MSP by CA and therefore will not be delivered to MSP at this time. CA Software identified with a “YES” under such heading will be delivered to MSP upon execution of this agreement. The CA Software shall be delivered to MSP, either by electronic delivery or in tangible media F.O.B. Point of Shipment, as CA deems appropriate.
MSP OPERATIONS CENTER (OC) INSTALLATION SITE
1955 Lakeway Drive, Suite 220, Lewisville, TX 75057
TERRITORY (include target market if appropriate): North America
FEES
MSP shall pay to CA a fee inclusive of usage and maintenance of the CA Software through the expiration of the Term, in the amount of $ 716,620.00, payable as follows:

Due Date	Amount Due
December 15, 2006	$150,000.00
December 15, 2007	$283,310.00
December 15, 2008	$283,310.00
MSP agrees to make the first payment listed above on or before the due date through a wire transfer. For the remaining payments, CA will send MSP an invoice containing the applicable remit to address or wire transfer information at least 30 days prior to each respective due date. As of the effective date of this Agreement, the following wire-transfer routing information applies:
Wachovia Bank, NA
1 South Broad Street
Mail Code PA 1227
Philadelphia, PA 19107
ABA# 0312-0146-7
Account Name: CA, Inc.
Account #2000028313816
The Fee stated above includes all remaining committed payment obligations of MSP due prior to the Effective Date of this Amendment 1 under the MSP Agreement effective March 30, 2006.
Thereafter, at least thirty (30) days prior to the end of the current Term of the Agreement, MSP shall notify CA in writing of its intention regarding renewal (“Written Notification”). MSP understands that if MSP does not elect to renew the current term of the License by way of Written Notification, usage and maintenance shall be cancelled at the end of the current term and shall be subject to a reinstatement charge.

EFFECTIVE DATE:	December 15, 2006

EXPIRATION DATE:	December 14, 2009

CA Initial /s/ SM	MSP Initial /s/ MH

Legally approved by

SPECIAL TERMS
LICENSE TERMINATION
All previous Licenses and Order Forms respecting use of the CA Software granted to MSP by CA or any of its predecessors for the use at the Installation Site set forth above are hereby terminated, subject, however, to the obligation of MSP to maintain the confidentiality of the CA Software and comply with the non-disclosure provisions of such terminated Licenses. Any future use of or access to the CA Software by MSP at any MSP Operations Center Installation Site shall be controlled exclusively by the terms of this Agreement.
SUPPLEMENTAL FEES
Any Supplemental Fees pursuant to Section 3 of this Amendment shall be calculated as the sum of 1) the Reported Authorized Use in excess of the Authorized Use Active for the preceding six month period; and 2) the Reported Authorized Use in excess of the Authorized Use Base Line for the following six month period; as described below. Notwithstanding any installment payment schedule for the Initial Fees, the Supplemental Fees shall be paid within thirty (30) days after MSP’s receipt of CA’s invoice.

	Annual Lease	Annual Lease	Annual Lease	Annual Lease	Annual Lease
	Payment	Payment	Payment	Payment	Payment
	(4,000-5,000)	(5001-10,000)	(10,001-25,000)	(25,001-50,000)	(50,001+)
Network	Total Network	Total Network	Total Network	Total Network	Total Network
Devices	Devices	Devices	Devices	Devices	Devices
1-10 Ports	$29.70	$26.73	$24.06	$21.65	$19.49
11-25 Ports	$59.40	$53.46	$48.11	$43.30	$38.97
26+ Ports	$89.10	$80.19	$72.17	$64.95	$58.46

	Annual Lease	Annual Lease	Annual Lease	Annual Lease	Annual Lease
	Payment	Payment	Payment	Payment	Payment
VOIP Ports	(20,000 - 40,000)	(40,001-60,000)	(60,001-80,000)	(80,001-100,000)	(100,001+)
Active Ports	$3.60	$3.24	$2.92	$2.62	$2.36

	Annual Lease	Annual Lease	Annual Lease	Annual Lease	Annual Lease	Annual Lease
	Payment	Payment	Payment	Payment	Payment	Payment
Servers	(50-200)	(201-500)	(501-1,000)	(1,001-5,000)	(5,001-10,000)	(10,001+)
Per Managed Server	$200.00	$180.00	$162.00	$145.80	$131.22	$118.10
Supplemental Fees will be calculated as follows:
Preceding six month period Supplemental Fee = (Reported Actual Use – Authorized Use Active) X 50% X Annual Lease Payment X .5
Following six month period Supplemental Fee = (Reported Actual Use – Authorized Use Baseline) X Annual Lease Payment X .5
Example of Calculating Supplemental Fees with 1,000 additional Network Devices (1-10 Ports), which results in a Total of 5,000 Network Devices:

(Reported Actual Use – Authorized Use Active) X 50% X Annual Lease Payment X .5	(2200 - 1200) X 50% X 29.70 X .5 =	$7,425.00	Additional payment due for preceding 6 months based on the Reported Actual Use

Plus

(Reported Actual Use – Authorized Use Baseline) X Annual Lease Payment X .5	(2200 - 1200) X 29.70 X .5 =	$14,850.00	Additional payment due for following 6 months for the Authorized Use Active

	Total	$22,275.00

CA Initial /s/ SM	MSP Initial /s/ MH

Legally approved by